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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 17, 2001
                                                         -------------



                             AIRTRAN HOLDINGS, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



Nevada                                  0-26914                       58-2189551
________________________________________________________________________________
(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)



9955 AirTran Boulevard, Orlando, Florida                                   32827
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code                (407) 251-5600
                                                   -----------------------------


                                      N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5 - Other Events

     AirTran Holdings, Inc. is filing as Exhibits 99.1 and 99.2 to this Form 8-K press releases issued by AirTran Holdings, Inc. and AirTran Airways, Inc. on July 17, 2001 announcing AirTran Holdings' financial results for the second quarter of 2001 and AirTran Airways' tentative agreement with the National Pilot's Association.

Item 7 - Financial Statements and Exhibits

      (c) Exhibits.  The following exhibit is filed with this Report:

          99.1 - Press Release of AirTran Holdings, Inc. (July 17, 2001)

          99.2 - Press Release of AirTran Airways, Inc. (July 17, 2001)

Item 9 - Regulation FD

      On July 17, 2001 members of AirTran Holdings, Inc. (the "Company") management held a conference call with investors to discuss its release of financial results for the second quarter of 2001 as well as certain information regarding estimates for the remainder of 2001.

      During this call management noted the following, among other things:

      1.  The Company had a cash balance of $128.9 million as of June 30, 2001.

      2. The Company's shareholder's equity as of June 30, 2001 was $53.1 million.

      3. Capacity (ASMs) is expected to grow by approximately 17% during the remainder of 2001.

      4. The Company expects load factors to be down year over year in the third and fourth quarters of 2001.

      5. Diluted shares outstanding are projected to be between 78 and 78.5 million shares in the third and fourth quarters of 2001.

      6.  Non-fuel unit costs are expected to rise 3-5% year over year.

      7. The Company believes its fuel costs will average between $0.90 and $0.95 per gallon during the third quarter of 2001.

      8. The Company is likely to refocus its more immediate growth plans in Atlanta due to the slowing economy and increased competition in the industry.
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      Investors may listen to the webcast that occurred on July 17, 2001 in which this and other information was discussed by visiting the investor relations section of the Company's web site, www.airtran.com.

      The information contained in this Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements. Statements regarding AirTran's growth in earnings as well as statements about its financial and operational performance and future profitability are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to the company's annual report on Form 10-K for the year ended December 31, 2000, as amended. AirTran Holdings, Inc. disclaims any obligation or duty to update or correct any of its forward-looking statements.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                    By: /s/ Richard P. Magurno
                                        ----------------------
                                        Richard P. Magurno
                                        Senior Vice President and
                                        General Counsel

Dated: July 18, 2001
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                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press Release of AirTran Holdings, Inc. (July 17, 2001)
99.2                    Press Release of AirTran Airways, Inc. (July 17, 2001)